Exhibit 10.22

UNIQUE FABRICATING, INC.

2014 Omnibus Performance Award Plan

INTRODUCTION

Unique Fabricating, Inc., a Delaware corporation (hereinafter referred to as the “Corporation”), hereby establishes an incentive compensation plan to be known as the “Unique Fabricating, Inc. 2014 Omnibus Performance Award Plan” (hereinafter referred to as the “Plan”), as set forth in this document. The Plan permits the grant of Cash Incentives, Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, shares of Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares.

The Plan shall become effective on October 14, 2014. However, it shall be rendered null and void and have no effect, and all Plan Awards granted hereunder shall be canceled, if the Plan is not approved by a majority vote of the Corporation’s stockholders within 12 months of the date the Plan is adopted by the Corporation’s Board of Directors.

The purpose of the Plan is to promote the success and enhance the value of the Corporation by linking the personal interests of Participants to those of the Corporation’s stockholders by providing Participants with an incentive for outstanding performance. The Plan is further intended to assist the Corporation in its ability to motivate, and retain the services of, Participants upon whose judgment, interest and special effort the successful conduct of its and its subsidiaries’ operations is largely dependent.

The Plan also provides pay systems that support the Corporation’s business strategy and emphasizes pay-for-performance by tying reward opportunities to carefully determined and articulated performance goals at corporate, operating unit, business unit and/or individual levels.

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DEFINITIONS

For purposes of the Plan, the following terms shall be defined as follows unless the context clearly indicates otherwise:

(a)          “Affiliate” shall mean, as it relates to any limitations or requirements with respect to Incentive Stock Options, any Subsidiary or Parent of the Corporation. Affiliate otherwise means any entity that is part of a controlled group of corporations or limited liability entities or is under common control with the Corporation within the meaning of Code Sections 1563(a), 414(b) or 414(c), except that, in making any such determination, fifty percent (50%) shall be substituted for eighty percent (80%) under such Code Sections and the related regulations.

(b)          “Applicable Law” shall mean the applicable provisions of the Code, the Securities Act, the Exchange Act and any other federal, state or foreign corporate, securities or tax or other laws, rules, requirements or regulations, the rules of any national securities exchange or automated quotation system on which the shares of Common Stock are listed, quoted or traded and any other applicable law.

(c)          “Award Agreement” shall mean the written agreement, executed by an appropriate officer of the Corporation, pursuant to which a Plan Award is granted.

(d)          “Board of Directors” or “Board” shall mean the Board of Directors of the Corporation.

(e)          “Cash Incentives” shall mean a Plan Award granting to the Participant the right to receive a certain amount of cash in the future subject to the satisfaction of certain time-vesting requirements and/or the attainment of one or more annual or multi-year performance goals and targets, all as described in Article IX below.

(f)          “Cause” shall, with respect to a Participant (i) have the same meaning as “cause” or “for cause” set forth in an employment contract entered into by and between the Participant and the Corporation or any Affiliate or, in the absence of any such contract or defined terms, (ii) mean (A) the Participant’s willful or gross misconduct or willful or gross negligence in the performance of his duties for the Corporation or for any Affiliate after prior written notice of such misconduct or negligence and the continuance thereof for a period of 30 days after receipt by such Participant of such notice, (B) the Participant’s intentional or habitual neglect of his duties for the Corporation or for any Affiliate after prior written notice of such neglect, (C) the Participant’s theft or misappropriation of funds or other property of the Corporation or of any Affiliate, fraud, criminal misconduct, breach of fiduciary duty or dishonesty in the performance of his duties on behalf of the Corporation or any Affiliate or commission of a felony, or crime of moral turpitude or any other conduct reflecting adversely upon the Corporation or any Affiliate, (D) the Participant’s violation of any covenant not to compete or not to disclose confidential information with respect to the Corporation or any Affiliate or (E) the direct or indirect breach by the Participant of the terms of any employment or consulting contract with the Corporation or any Affiliate.

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(g)          “Change in Control of the Corporation” As used herein, a “Change in Control of the Corporation” shall be deemed to have occurred if any person (including any individual, firm, partnership or other entity) together with all “Affiliates” and “Associates” (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act) of such person (but excluding (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any subsidiary of the Corporation, (ii) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation, (iii) the Corporation or any subsidiary of the Corporation or (iv) a Participant, together with all Affiliates and Associates of such Participant) who is not a stockholder or an Affiliate or Associate of a stockholder of the Corporation on the date of stockholder approval of the Plan is or becomes the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation’s then outstanding securities. Notwithstanding the foregoing, with respect to Plan Awards constituting “non-qualified deferred compensation” pursuant to the provisions of Code Section 409A and the regulations promulgated thereunder, the term “Change in Control of the Corporation” shall have the meanings of the relevant terms defined under forth Treas. Reg. Section 1.409A-3(i)(5) . In no instance shall an initial public offering of the Corporation’s Common Stock be deemed to constitute a Change in Control of the Corporation.

(h)          “Code” shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

(i)          “Committee” shall, subject to the provisions of Section II(a) hereof, mean the Compensation Committee of the Board or such other Committee as the Board may appoint from time to time to administer the Plan, or the Board itself if no Compensation Committee or other appointed Committee exists.

(j)          “Common Stock” shall mean the common stock of the Corporation, .001 par value per share, as authorized from time to time. At all times, the Common Stock made available for grants hereunder shall be “Service Recipient Stock” as defined in Treas. Reg. Section 1.409A-1(b)(5)(iii)(A) and the terms of this Plan and of any Award Agreement shall be deemed to be modified to the degree necessary to comply with this requirement.

(k)          “Consultant” shall mean an individual who is in a Consulting Relationship with the Corporation or any Affiliate.

(l)          “Consulting Relationship” shall mean the relationship that exists between an individual and the Corporation (or any Affiliate) if (i) such individual or (ii) any entity of which such individual is an executive officer or owns a substantial equity interest has entered into a written consulting contract with the Corporation or any Affiliate and if, pursuant to such written consulting agreement, such individual or entity qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

(m)          “Corporation” shall mean Unique Fabricating, Inc., a Delaware corporation.

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(n)          “Disability” or “Disabled” shall have the same meaning as the term “permanent and total disability” under Section 22(e)(3) of the Code.

(o)          “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended.

(p)          “Employee” shall mean an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Corporation or of any Affiliate.

(q)          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(r)          “Executive” means an employee of the Corporation or of any Affiliate whose compensation is subject to the deduction limitations set forth under Code Section 162(m).

(s)          “Fair Market Value” shall mean:

(i)          In the event the Corporation’s Common Stock is publicly traded, the Fair Market Value of such Common Stock on a Trading Day shall mean the last reported sale price for Common Stock or, in case no such reported sale takes place on such Trading Day, the average of the closing bid and asked prices for the Common Stock for such Trading Day, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, but is traded in the over the counter market, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked quotations for the Common Stock, as reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or any comparable system or, if the Common Stock is not quoted on NASDAQ or a comparable system, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked prices, as furnished by two members of the National Association of Securities Dealers, Inc. who make a market in the Common Stock selected from time to time by the Corporation for that purpose. In addition, for purposes of this definition, a “Trading Day” shall mean, if the Common Stock is listed on any national securities exchange, a business day during which such exchange was open for trading and at least one trade of Common Stock was effected on such exchange on such business day, or, if the Common Stock is not listed on any national securities exchange but is traded in the over the counter market, a business day during which the over the counter market was open for trading and at least one “eligible dealer” quoted both a bid and asked price for the Common Stock. An “eligible dealer” for any day shall include any broker dealer who quoted both a bid and asked price for such day, but shall not include any broker dealer who quoted only a bid or only an asked price for such day.

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(ii)         In the event the Corporation’s Common Stock is not publicly traded, the Fair Market Value of such Common Stock shall be determined by the Committee in good faith pursuant to the requirements of Treas. Reg. Section 1.409A-1(b)(5)(iv)(B). The Committee shall determine the Fair Market Value of such Common Stock by reference to the most recent valuation performed by an appraiser or appraisers selected by the Corporation. If the most recent valuation performed by an appraiser or appraisers selected by the Corporation is more than twelve (12) months old, then the Committee shall select an appraiser or appraisers to perform an updated valuation. The appraiser or appraisers shall be independent of the Corporation and the Participant (or selling Stockholder as the case may be) and shall have at least 10 years’ experience in appraising businesses reasonably determined by such appraiser to be providing services in the industry in which the Corporation is engaged. The selection of the appraiser or appraisers by the Committee shall be final and binding on the parties. The Corporation shall pay the fees and expenses of the appraiser or appraisers.

(t)           “Freestanding SAR” shall mean an SAR that is granted independently of any Option.

(u)          “Good Reason” shall, with respect to a Participant (i) have the same meaning as “good reason” or similar term set forth in an employment contract entered into by and between the Participant and the Corporation or any Affiliate (but only to the extent such meaning or meanings satisfy the requirements for “good reason” as set forth under Treas. Reg. Section 1.409A-1(n)(2)(ii)) or, (ii) in the absence of any such contract or defined term, have the “safe-harbor” meaning set forth in such regulation section.

(v)          “Incentive Stock Option” shall mean a stock option satisfying the requirements for tax-favored treatment under Section 422 of the Code and which is intended by the Committee to be treated as an incentive stock option under Code Section 422.

(w)          “Non-Employee Director” shall mean a Director of the Corporation who is not an Employee.

(x)           “Non-Qualified Option” shall mean a stock option which does not satisfy the requirements for, or which is not intended to be eligible for, tax-favored treatment under Section 422 of the Code.

(y)          “Option” shall mean a right to purchase shares of Common Stock at a specified exercise price that is granted under Article V. An Option shall be either a Non-Qualified Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Options.

(z)           “Optionee” shall mean a Participant who is granted an Option under the terms of the Plan.

(aa)         “Outside Directors” shall mean members of the Board of Directors of the Corporation who are classified as “outside directors” under Section 162(m) of the Code.

(bb)         “Parent” shall mean a parent corporation of the Corporation within the meaning of Section 424(e) of the Code. However, a corporation that otherwise qualifies as a Parent will not be so defined if the Plan Award it grants with Common Stock will render the Common Stock not to be Service Recipient Stock (as defined in Section I(j) hereof).

(cc)         “Participant” shall mean any Employee or other person granted a Plan Award under the Plan.

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(dd)         “Performance Share” shall mean a Plan Award granted pursuant to the provisions of Article VII hereof, which is similar to Restricted Stock, and which Award is based upon any performance factor established by the Committee, as set forth under such Section.

(ee)         “Performance Unit” shall mean a Plan Award granted pursuant to the provisions of Article VIII hereof, which is similar to a Restricted Stock Unit, and which Award is based upon any performance factor established by the Committee, as set forth under such Section.

(ff)          “Permitted Transferee” shall mean, with respect to a Participant, any “family member” of the Participant, as defined under the instructions to use the Form S-8 Registration Statement under the Securities Act, or any other transferee specifically approved by the Committee after taking into account Applicable Law.

(gg)         “Plan Award” shall mean an Option, Performance Share, Performance Unit, share of Restricted Stock, Restricted Stock Unit, Cash Incentive or Stock Appreciation Right granted pursuant to the terms of the Plan.

(hh)         “Restricted Stock” shall mean a grant of one or more shares of Common Stock subject to certain restrictions as provided under Article VII hereof.

(ii)           “Restricted Stock Unit” shall mean a right to receive one share of Common Stock at a date, and subject to any and all restrictions, set forth in the related Award Agreement, as provided in Article VIII hereof.

(jj)           “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

(kk)         “Service” shall mean personal service performed for the Corporation or an Affiliate as an Employee, member of the Board or as a Consultant, as appropriate.

(ll)           “Stock Appreciation Right” or “SAR” shall mean a right, granted alone or in connection with a related Option, designated as an SAR, to receive a payment on the day the right is exercised, pursuant to the terms of Article VI hereof. Each SAR shall be denominated in terms of one share of Common Stock.

(mm)        “Substitute Award” shall mean a Plan Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

(nn)         “Subsidiary” shall mean a subsidiary corporation of the Corporation within the meaning of Section 424(f) of the Code. However, a corporation that otherwise qualifies as a Subsidiary will not be so defined if the Plan Award it grants with Common Stock will render the Common Stock not to be Service Recipient Stock (as defined in Section I(j) hereof).

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(oo)         “Tandem SAR” shall mean an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a share of Common Stock under the related Option (and when a share of Common Stock is purchased under such Option, the Tandem SAR being similarly canceled).

(pp)         “Termination of Consulting Relationship” shall mean the cessation, abridgment or termination of a Consultant’s Consulting Relationship with the Corporation or any Affiliate as a result of (i) the Consultant’s death or Disability or resignation, (ii) the cancellation, annulment, expiration, termination or breach of the written consulting contract between the Corporation (or any Affiliate) and the Consultant (or any other entity) giving rise to the Consulting Relationship or (iii) if the written consulting contract is not directly between the Corporation (or any Affiliate) and the Consultant, the Consultant’s termination of service with, or sale of all or substantially all of his equity interest in, the entity which has entered into the written consulting contract with the Corporation or Affiliate.

(qq)         “Termination of Service” shall mean the termination of a person’s Service as a member of the Board, as an Employee or, in the case of a Consultant, his Termination of Consulting Relationship.

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II
ADMINISTRATION

(a)           Committee. The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule, an Outside Director, and an “independent director” under the rules of any national securities exchange or automated quotation system on which the shares of Common Stock are listed, quoted or traded; provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section II(a) or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (i) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Plan Awards granted to Non-Employee Directors (and, if the Committee does not consist solely of two or more Non-Employee Directors, Plan Awards granted to individuals subject to the provisions of Section 16 of the Exchange Act) and, with respect to such Plan Awards, the term “Committee” as used in the Plan shall be deemed to refer to the Board and (ii) the Board or Committee may delegate its authority hereunder to the extent permitted by Section II(f).

(b)          Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement; provided that the rights or obligations of the Participant that is the subject of any such Award Agreement are not affected adversely by such amendment, unless the consent of the Participant is obtained or such amendment is otherwise explicitly permitted under the Plan. Any such Plan Award made under the Plan need not be the same with respect to each Participant. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or Section 162(m) of the Code, or any regulations or rules issued thereunder, or the rules of any national securities exchange or automated quotation system on which the shares of Common Stock are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

(c)          Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled, in good faith, to rely or act upon any report or other information furnished to that member by any officer or other employee of the Corporation or any Affiliate, the Corporation’s independent registered public accountants, or any executive compensation consultant or other professional retained by the Corporation to assist in the administration of the Plan.

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(d)          Authority of Committee. Subject to the Corporation’s By-Laws, the Committee’s charter and any provision set forth hereunder, the Committee has the exclusive power, authority and sole discretion to:

(i)          Designate Participants to receive Plan Awards;

(ii)         Determine the type or types of Plan Awards to be granted to Participants;

(iii)        Determine the number of Plan Awards to be granted and the number of shares of Common Stock to which a Plan Award will relate;

(iv)        Determine the terms and conditions of any Plan Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any performance criteria, any restrictions or limitations on the Plan Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of a Plan Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on a Plan Award, based in each case on such considerations as the Committee in its sole discretion determines;

(v)         Determine whether, to what extent, and pursuant to what circumstances a Plan Award may be settled in, or the exercise price of a Plan Award may be paid in cash, of shares of Common Stock, other Plan Awards, or other property, or a Plan Award may be canceled, forfeited, or surrendered;

(vi)        Adjust performance factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code with respect to persons whose compensation is subject to Section 162(m) of the Code;

(vii)       Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(viii)      Determine the Fair Market Value of Common Stock in good faith, if necessary;

(ix)        Grant waivers of Plan or Plan Award conditions;

(x)         Correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Plan Award or any Award Agreement;

(xi)        Determine whether a Plan Award has been earned;

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(xii)        Decide all other matters that must be determined in connection with a Plan Award;

(xiii)       Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(xiv)       Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement;

(xv)        Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan; and

(xvi)       Accelerate wholly or partially the vesting or lapse of restrictions of any Plan Award or portion thereof at any time after the grant of a Plan Award, subject to the terms and conditions set forth under Article X.

(e)          Decisions Binding. The Committee’s interpretation of the Plan, any Plan Awards granted pursuant to the Plan and any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all persons. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Corporation to the Committee for review. Subject to the provisions of Section XI(m) and Article XVII, the resolution of such a dispute by the Committee shall be final and binding on the Corporation and the Participant.

(f)          Delegation of Authority. To the extent permitted by Applicable Law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Corporation or any Affiliate the authority to grant or amend Plan Awards or to take other administrative actions pursuant to this Article II; provided, however, that in no event shall an officer of the Corporation or any Affiliate be delegated the authority to grant awards to, or amend awards held by, the following individuals: (i) individuals who are subject to Section 16 of the Exchange Act, (ii) Executives, or (iii) officers of the Corporation (or directors) to whom authority to grant or amend Plan Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code and other Applicable Law, to the extent applicable. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may, at any time, rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section II(f) shall serve in such capacity at the pleasure of the Board and the Committee.

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(g)          Section 162(m) of the Code and Section 16 of the Exchange Act. When necessary or desirable for a Plan Award to qualify as “performance-based compensation” under Section 162(m) of the Code the Committee shall include at least two persons who are Outside Directors and at least two (or a majority if more than two then serve on the Committee) such Outside Directors shall approve the grant of such Award and timely determine (as applicable) the performance period and any performance criteria upon which vesting or settlement of any portion of such Plan Award is to be subject. When required by Section 162(m) of the Code, prior to settlement of any such Plan Award at least two (or a majority if more than two then serve on the Committee) such Outside Directors then serving on the Committee shall determine and certify in writing the extent to which such performance criteria have been timely achieved and the extent to which cash or the shares of Common Stock subject to such Plan Award have thereby been earned. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act). With respect to Participants whose compensation is subject to Section 162(m) of the Code, and provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code, the Committee may adjust the performance goals to account for changes in law and accounting and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Corporation or not within the reasonable control of the Corporation’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

(h)          Indemnification of the Committee. The Corporation shall bear all expenses of administering this Plan. The Corporation shall indemnify and hold harmless each person who is or shall have been a member of the Committee acting as administrator of the Plan, or any agent or person appointed or delegated by the Committee to perform any of its duties of such, against and from any cost, liability, loss or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any action, claim, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or not taken under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Corporation’s approval, or paid by such person in satisfaction of any judgment in any such action, suit or proceeding against such person, provided he or she shall give the Corporation an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. Notwithstanding the foregoing, the Corporation shall not indemnify and hold harmless any such person if Applicable Law or the Corporation’s Certificate of Incorporation or By-laws prohibit such indemnification. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation’s Certificate of Incorporation or By-laws, any agreement, as a matter of law or otherwise, or under any other power that the Corporation may have to indemnify such person or hold him or her harmless. The provisions of the foregoing indemnity shall survive indefinitely the term of this Plan.

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III
SHARES AVAILABLE

(a)          Number of Shares of Common Stock. Subject to the adjustments provided in Article X of the Plan, the aggregate number of shares of the Common Stock which may be granted for all purposes under the Plan shall be 83,333 shares of Common Stock. This number, and other share numbers set forth herein, do not represent the effect of the three for one stock split approved by the Board of Directors on October 14, 2014; upon the effectiveness of such stock split, the number of shares of Common Stock which may be granted for all purposes under the Plan shall be 250,000. Shares of Common Stock underlying Plan Awards and shares of Common Stock directly awarded hereunder (whether or not on a restricted basis) shall be counted against the limitation set forth in the immediately preceding sentence and may be reused to the extent that the related Plan Award to any individual is settled in cash, expires, is terminated unexercised, or is forfeited. To the extent that a Stock Appreciation Right related to an Option is exercised, such Option shall be deemed to have been exercised and vice versa. Common Stock granted to satisfy Plan Awards under the Plan may be authorized and unissued shares of the Common Stock, issued shares of such Common Stock held in the Corporation’s treasury or shares of Common Stock acquired on the open market.

(b)          Substitute Awards. To the extent permitted by Applicable Law, Substitute Awards shall not reduce the number of shares of Common Stock authorized for grant under the Plan. Additionally, in the event that an entity acquired by the Corporation or any Affiliate or with which the Corporation or any Affiliate combines has shares available under a pre-existing plan approved by stockholders or equity holders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Plan Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for grant under the Plan; provided that Plan Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Corporation or its Affiliates immediately prior to such acquisition or combination.

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IV
ELIGIBILITY, ETC.

(a)          Eligible Individuals. Any Employee of the Corporation or an Affiliate (including an entity that becomes an Affiliate after the adoption of this Plan), a member of the Board or the board of directors of an Affiliate (including an entity that becomes an Affiliate after the adoption of the Plan) (whether or not such Board or board of directors member is an Employee), any Consultant to the Corporation or an Affiliate (including an entity that becomes an Affiliate after the adoption of the Plan) and any entity which is a wholly-owned alter ego of such Employee, member of the Board or board of directors of an Affiliate or Consultant is eligible to participate in this Plan if the Committee, in its sole discretion, determines that such person or entity has contributed significantly or can be expected to contribute significantly to the profits or growth of the Corporation or any Affiliate or if it is otherwise in the best interest of the Corporation or any Affiliate for such person or entity to participate in this Plan. With respect to any Board member who is (i) designated or nominated to serve as a Board member by a stockholder of the Corporation and (ii) an employee of such stockholder of the Corporation, then, at the irrevocable election of the employing stockholder, the person or entity who shall be eligible to participate in this Plan on behalf of the service of the respective Board member shall be the employing stockholder (or one of its affiliates). To the extent such election is made, the respective Board member shall have no rights hereunder as a Participant with respect to such Board member’s participation in this Plan. A Plan Award may be granted to a person or entity who has been offered employment or service by the Corporation or an Affiliate and who would otherwise qualify as eligible to receive the Plan Award to the extent that person or entity commences employment or service with the Corporation or an Affiliate, provided that such person or entity may not receive any payment or exercise any right relating to the Plan Award, and the grant of the Plan Award will be contingent, until such person or entity has commenced employment or service with the Corporation or an Affiliate.

(b)          Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan to the contrary, any Plan Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law and the Plan, Plan Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

(c)          Foreign Participant. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws, rules, regulations or taxes in countries other than the United States in which the Corporation and its Affiliates operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Affiliates shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Plan Award granted to individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications to be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Article III; and (v) take any action, before or after a Plan Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Plan Awards shall be granted, that would violate Applicable Law. For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.

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(d)          Non-Employee Director Awards. The Committee may, in its discretion, provide that Plan Awards granted to Non-Employee Directors shall be granted pursuant to a written formula established by the Committee (the “Non-Employee Director Compensation Policy”), subject to the limitations of the Plan. The Non-Employee Director Compensation Policy shall set forth the type of Plan Award(s) to be granted to Non-Employee Directors, the number of shares of Common Stock to be subject to Non-Employee Director Plan Awards, the conditions on which such Plan Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Committee shall determine in its discretion. The Non-Employee Director Compensation Policy may be modified by the Committee from time to time in its discretion.

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V
STOCK OPTIONS

The Committee shall have the authority, in its discretion, to grant Incentive Stock Options or to grant Non-Qualified Stock Options or to grant both types of Options. Notwithstanding anything contained herein to the contrary, an Incentive Stock Option may be granted only to common law employees of the Corporation or of any Affiliate now existing or hereafter formed or acquired, and not to any director or officer who is not also such a common law employee. In order for an Option grant to satisfy the “performance-based compensation” exemption to the deduction limitation under Code Section 162(m), the maximum number of shares of Common Stock subject to Options which may be granted to any single Executive during any one calendar year, beginning with the year grants under the Plan first become subject to such deduction limitations, is 25,000. The terms and conditions of the Options shall be determined from time to time by the Committee; provided, however, that the Options granted under the Plan shall be subject to the following:

(a)          Exercise Price. The Committee shall establish the exercise price at the time any Option is granted at such amount as the Committee shall determine; provided, however, that the exercise price for each share of Common Stock purchasable under (i) any Option which is intended to satisfy the performance-based compensation exemption to the deduction limitation under Section 162(m) of the Code, (ii) any Incentive Stock Option granted hereunder or (iii) any Option intended to satisfy the requirements of Treas. Reg. Section 1.409A-1(b)(5)(i)(A) shall at all times be not less than such amount as the Committee shall, in its best judgment, determine to be one hundred percent (100%) of the Fair Market Value per share of Common Stock at the date the Option is granted; and provided, further, that in the case of an Incentive Stock Option granted to a person who, at the time such Incentive Stock Option is granted, owns or, pursuant to Section 422(b)(6) of the Code and the regulations promulgated thereunder, is deemed to own shares of stock of the Corporation or of any Affiliate which possess more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Affiliate, the exercise price for each share of Common Stock shall be such amount as the Committee, in its best judgment, shall determine to be not less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock at the date the Option is granted. The exercise price of any Option will be subject to adjustment in accordance with the provisions of Section X of the Plan.

(b)          Payment of Exercise Price. The exercise price per share of Common Stock with respect to each Option shall be payable at the time the Option is exercised. Such price shall be payable in cash or pursuant to any of the other methods set forth in Section V(g) hereof, as determined by the Committee. Shares of Common Stock delivered to the Corporation in payment of the exercise price shall be valued at the Fair Market Value of the Common Stock on the date preceding the date of the exercise of the Option.

(c)          Exercisability of Options. Except as provided in Section V(e) hereof, each Option shall be exercisable in whole or in installments, and at such time(s), and subject to the fulfillment of any conditions on, and to any limitations on, exercisability as may be determined by the Committee at the time of the grant of such Option. The right to purchase shares of Common Stock shall be cumulative so that when the right to purchase any shares of Common Stock has accrued such shares of Common Stock or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

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(d)          Expiration of Options. No Incentive Stock Option by its terms shall be exercisable after the expiration of ten (10) years from the date of grant of such Option; provided, however, in the case of an Incentive Stock Option granted to a person who, at the time such Option is granted, owns (or, pursuant to Section 422(b)(6) of the Code and the regulations promulgated thereunder, is deemed to own) shares of stock of the Corporation or of any Affiliate possessing more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Affiliate, such Option shall not be exercisable after the expiration of five (5) years from the date of grant of such Option.

(e)          Exercise Upon Optionee’s Termination of Service. If the Service of an Optionee is terminated by the Optionee, the Corporation or any Affiliate for any reason other than death, any Incentive Stock Option granted to such Optionee may not be exercised later than three (3) months (one (1) year in the case of Termination of Service due to Disability) after the date of such Termination of Service. For purposes of determining whether any Optionee has incurred a Termination of Service, an Optionee who is both an Employee (or a Consultant) and a member of the Board shall (with respect to any Non-Qualified Option that may have been granted to him) be considered to have incurred a Termination of Service only upon his Termination of Service both as an employee (or as a Consultant) and as a member of the Board. Furthermore, except as otherwise may be provided in, and only with respect to, a particular Plan Award, if an Optionee incurs a Termination of Service by the Corporation or by any Affiliate for Cause, then the Optionee shall, at the time of such Termination of Service, forfeit his rights to exercise any and all of the outstanding Option(s) theretofore granted to him.

(f)          Maximum Amount of Incentive Stock Options. Each Plan Award under which Incentive Stock Options are granted shall provide that to the extent the sum of (i) the Fair Market Value of the shares of Common Stock (determined as of the date of the grant of the Option) subject to such Incentive Stock Option plus (ii) the Fair Market Values (determined as of the date(s) of grant of the option(s)) of all other shares of Common Stock subject to Incentive Stock Options granted to an Optionee by the Corporation or any Affiliate, which are exercisable for the first time by any person during any calendar year, exceed(s) one hundred thousand dollars ($100,000), such excess shares of Common Stock shall not be deemed to be purchasable pursuant to Incentive Stock Options. The terms of the immediately preceding sentence shall be applied by taking all options, whether or not granted under the Plan, into account in the order in which they are granted.

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(g)          Procedures for Exercise of Option. The Committee may, in its sole discretion, establish procedures for an Optionee (i) to exercise an Option by payment of cash, (ii) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the Option exercise price of the total number of shares of Common Stock to be acquired, (iii) to exercise all or a portion of an Option by delivering that number of shares of Common Stock already owned by the Optionee having a Fair Market Value which shall equal the Option exercise price for the portion exercised and, in cases where an Option is not exercised in its entirety, and subject to the requirements of the Code, to permit the Optionee to deliver the shares of Common Stock thus acquired by him in payment of shares of Common Stock to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that an Optionee can in sequence utilize such newly acquired shares of Common Stock in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares, (iv) delivery of a written or electronic notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of an Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Corporation in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Corporation upon settlement of such sale, (v) other form of legal consideration acceptable to the Committee, or (vi) any combination of the foregoing. The Committee shall also determine the methods by which shares of Common Stock shall be delivered or deemed to be delivered to Optionees. Notwithstanding any other provision of the Plan to the contrary, no Optionee who is a member of the Board or an “executive officer” of the Corporation within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Options granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Corporation or a loan arranged by the Corporation in violation of Section 13(k) of the Exchange Act, to the extent applicable. The Committee may, in its sole discretion, require that an exercise described under any one or more of the methods described under clause (iii) of the immediately preceding sentence (to the extent such exercise is, or is deemed to constitute, an exercise effected by the tendering of Common Stock) be consummated with Common Stock (i) held by the Optionee for at least six (6) months or (ii) acquired by the Optionee other than under the Plan or a similar program.

(h)          Substitute Awards. Notwithstanding the foregoing provisions of this Article V to the contrary, but subject to the requirements of Sections 409A and 424 of the Code, in the case of an Option that is a Substitute Award, the exercise price per share of the shares of Common Stock subject to such Option may be less than the Fair Market Value per share on the date of grant of the Substitute Award; provided that the excess of: (i) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares of Common Stock subject to the Substitute Award, over (ii) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate Fair Market Value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such Fair Market Value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Corporation, over (y) the aggregate exercise price of such shares pursuant to the option of the acquired company or other entity for which the Substitute Award substitutes.

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VI
STOCK APPRECIATION RIGHTS

(a)          Tandem Stock Appreciation Rights. The Committee shall have the authority to grant Stock Appreciation Rights in tandem with an Option at the time of the grant of the Option. Each such Tandem Stock Appreciation Right shall be subject to the same terms and conditions as the related Option, if any, and shall be exercisable only at such times and to such extent as the related Option is exercisable; provided, however, that a Tandem Stock Appreciation Right may be exercised only when the Fair Market Value of the Common Stock exceeds the exercise price of the related Option. A Tandem Stock Appreciation Right shall entitle the Optionee to surrender to the Corporation unexercised the related Option, or any portion thereof, and, except as provided below, to receive from the Corporation in exchange therefor that number of shares of Common Stock equal in value to the excess of the Fair Market Value of one share of the Common Stock of the Corporation on the Trading Day preceding the surrender of such Option over the exercise price per share of Common Stock multiplied by the number of shares of Common Stock provided for under the Option, or portion thereof, which is surrendered; provided, however, that no fractional shares of Common Stock shall be issued by reason thereof (cash being delivered to the Participant in lieu of such fractional shares). The number of shares of Common Stock which may be received pursuant to the exercise of a Tandem Stock Appreciation Right may not exceed the number of shares of Common Stock provided for under the Option, or portion thereof, which is surrendered. The Committee shall have the right, in its sole discretion, to require a Participant to receive cash in whole or in part in settlement of a Tandem Stock Appreciation Right. Within thirty (30) days following the receipt by the Committee of a request by the Participant to receive cash in whole or in part in settlement of a Tandem Stock Appreciation Right, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such a request. A request to receive cash in whole or in part in settlement of a Tandem Stock Appreciation Right may provide that, to the extent that the Committee shall disapprove such request, such request shall be deemed to be an exercise of such Tandem Stock Appreciation Right for shares of Common Stock. Each Tandem SAR shall comply with the requirements of Treas. Reg. Section 1.409A-1(b)(5)(i)(B).

(b)          Freestanding Stock Appreciation Rights. The Committee also shall have the authority to grant Stock Appreciation Rights unrelated to any Option that may be granted hereunder. Each such Freestanding Stock Appreciation Right shall be subject to such terms and conditions as determined by the Committee. Freestanding Stock Appreciation Rights shall entitle the Participant to surrender to the Corporation a portion or all of such rights and, except as provided below, to receive from the Corporation in exchange therefor that number of shares of Common Stock (or cash, as provided below) equal in value to the excess of the Fair Market Value of one share of the Common Stock of the Corporation on the Trading Day preceding the surrender of such Freestanding Stock Appreciation Rights over the Fair Market Value per share of Common Stock (determined as of the date the Stock Appreciation Right was granted) multiplied by the number of Freestanding Stock Appreciation Rights which are surrendered; provided, however, that no fractional shares of Common Stock shall be issued by reason thereof (cash being delivered to the Participant in lieu of such fractional shares). The Committee shall have the right, in its sole discretion, to require a Participant to receive cash in whole or in part in settlement of a Stock Appreciation Right. Within thirty (30) days following the receipt by the Committee of a request by the Participant to receive cash in whole or in part in settlement of a Stock Appreciation Right, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such a request. A request to receive cash in whole or in part in settlement of a Stock Appreciation Right may provide that, to the extent that the Committee shall disapprove such request, such request shall be deemed to be an exercise of such Stock Appreciation Right for shares of Common Stock. Each Freestanding Stock Appreciation shall comply with the requirements of Treas. Reg. Section 1.409A-1(b)(5)(i)(B).

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(c)          Exercise of Stock Appreciation Rights. The exercisability of a Plan Award granted under this Article VI shall be determined as set forth in any agreement executed by the Corporation and such Participant hereunder. For purposes of determining whether a Participant has incurred a Termination of Service (in the context of determining the non-forfeitability of his Stock Appreciation Rights), a Participant who is both an Employee (or a Consultant) and a member of the Board shall be considered to have incurred a Termination of Service only upon his Termination of Service both as an Employee (or as a Consultant) and as a member of the Board. Except as otherwise may be provided in, and only with respect to, a particular Plan Award, if the Participant incurs an involuntary Termination of Service for Cause, then the Participant shall, at the time of such Termination of Service, forfeit his rights to exercise any and all of the outstanding Plan Awards granted under this Article VI.

(d)          Limitation on Number of Stock Appreciation Rights. In order for a grant of Stock Appreciation Rights to satisfy the “performance-based compensation” exemption under Code Section 162(m), the maximum number of Stock Appreciation Rights that may be granted to any Executive during one calendar year, beginning with the year grants under the Plan first become subject to such deduction limitations, is 25,000.

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VII
RESTRICTED STOCK AND PERFORMANCE SHARES

The Committee shall have the authority to grant shares of Restricted Stock and/or Performance Shares either separately or in combination with other Plan Awards. The terms and conditions of Performance Shares and shares of Restricted Stock shall be determined from time to time by the Committee, without limitation, except as otherwise provided in the Plan; provided, that in order for a grant of shares of Restricted Stock or Performance Shares to satisfy the “performance-based compensation” exemption under Code Section 162(m), beginning with the year the deduction limitations under such Code Section first become applicable to grants of Plan Awards under the Plan, the maximum Fair Market Value of shares of Restricted Stock or Performance Shares which may vest with respect to any single Executive during any one calendar year is $2,000,000. Furthermore:

(a)          Services Rendered. Each such Award of Performance Shares and of Restricted Stock shall be granted for Services rendered; provided, however, that, with regard to Common Stock-based Plan Awards, the value of the Services performed must equal or exceed the par value of such shares of Common Stock to be granted to the Participant.

(b)          Duration of Performance or Restricted Period; Satisfaction of Conditions. The duration of the performance or restricted period and the condition or conditions upon which (i) such restrictions will lapse (and upon which the restricted period will end), (ii) the performance goals will be deemed to have been satisfied and (iii) such Plan Awards will be paid or distributed shall, except as otherwise provided herein, be determined by the Committee at the time each such grant is made and will be set forth under the subject Award Agreement. More than one grant may be outstanding at any one time, and performance or restricted periods may be of different lengths.

(c)          Restricted Stock. Shares of Common Stock granted in the form of Restricted Stock shall be registered in the name of the Participant and, together with a stock power endorsed by the Participant in blank, deposited with the Corporation at the time the Plan Award is granted. With respect to such Restricted Stock, the Participant shall generally have the rights and privileges of a stockholder of the Corporation as to such shares, except that the following restrictions shall apply: (i) the Participant shall not be entitled to delivery of a certificate until the expiration or termination of the restricted period; (ii) none of the shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the restricted period; and (iii) all of the shares of Restricted Stock shall be forfeited by the Participant without further obligation on the part of the Corporation as set forth in the following provisions of this Section VII(c). Cash and stock dividends and distributions with respect to the Restricted Stock will be withheld by the Corporation for the Participant’s account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as may be determined by the Committee. All cash or stock dividends and distributions so withheld by the Corporation shall initially be subject to forfeiture, but shall become non-forfeitable and payable at the same times, and at the same rate, as determined with respect to the lapse of restrictions on the underlying Restricted Stock. Upon the forfeiture of any shares of Restricted Stock, such forfeited shares of Common Stock (and any dividends and distributions set aside thereon) shall be transferred to the Corporation without further action by the Participant. Upon the expiration or termination of the restricted period, the restrictions imposed on the appropriate shares of Restricted Stock shall lapse and a stock certificate for the number of shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law or by any applicable agreement, to the Participant. A Participant who files an election with the Internal Revenue Service to include the fair market value of any Restricted Stock in gross income while they are still subject to restrictions shall promptly furnish the Corporation with a copy of such election together with the amount of any federal, state, local or other taxes that may be required to be withheld to enable the Corporation to claim an income tax deduction with respect to such election.

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(d)          Performance Shares. For purposes of this Article VII, Performance Shares shall be substantially identical to shares of Restricted Stock except that the vesting of such Performance Shares will be based solely upon the attainment of one or more performance targets, as further described below.

(e)          Performance Goal(s). In order to satisfy the requirements of Section 162(m) of the Code (to the extent such requirements are applicable), the performance goal(s) to be used for purposes of grants to Executives (the attainment of the performance target(s) referenced in Section VII(f) related to such performance goal(s) determining the number of Performance Shares or shares of Restricted Stock that become vested under the Plan) shall be as set forth in Appendix “A” hereto, unless and until the Committee proposes for stockholder vote a change in such general performance measures.

(f)          Performance Targets. At the time of each grant, the Committee shall establish (subject to the provisions of Section VII(e) hereof) specific performance targets (to be satisfied during the performance period) and/or periods of service to which the vesting of Performance Shares and shares of Restricted Stock shall be subject. The Committee may also establish a relationship between performance targets and the number of Performance Shares and shares of Restricted Stock which shall become vested. Furthermore, the Committee also may establish a relationship between performance results other than the targets and the number of Performance Shares and shares of Restricted Stock which shall become vested. The Committee shall determine the measures of performance to be used in determining the extent to which restrictions on shares of Restricted Stock and Performance Shares shall lapse. Performance measures and targets may vary among grants, but once established for a grant may not be modified with respect to that grant except to the extent required by application of Article X and provided that the Committee may, in its sole discretion, make such adjustments as it may deem necessary or advisable in the event of material changes in the criteria used for establishing performance targets which would result in the dilution or enlargement of a Participant’s award outside the goals intended by the Committee at the time of the grant of the Plan Award. The performance targets must be established in writing (i) at the time of the grant of the Plan Award or (ii) no later than the earlier of (x) 90 days after the beginning of the performance period to which they relate or (y) before the lapse of 25% of the performance period to which they relate. Whether or not the performance targets are attained must be uncertain at the time that they are established and whether or not the performance targets are achieved must be able to be determined by an unrelated third party with knowledge of the relevant facts.

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(g)          Termination of Service. If the Participant (i) voluntarily causes himself to incur a Termination of Service for Good Reason or with the written consent of the Committee, (ii) dies or becomes Disabled or (iii) suffers an involuntary Termination of Service with the Corporation or with any Affiliate for reasons other than Cause, the Plan Award earned (or which becomes vested and nonforfeitable) under this Section with respect to any outstanding Performance Shares and shares of Restricted Stock shall be determined in any agreement executed by such Participant hereunder. For purposes of the immediately preceding sentence, any Participant who is both an Employee (or a Consultant) and a member of the Board will be considered to have incurred a Termination of Service only upon his Termination of Service both as an Employee (or as a Consultant) and as a member of the Board. Except as otherwise may be provided in, and only with respect to, a particular Plan Award, if the Participant incurs a Termination of Service for Cause, all Plan Awards granted under this Section VII and subject to restrictions shall be immediately forfeited. In such case, the Corporation shall have the right to complete the blank stock power with respect to shares of Restricted Stock and Performance Shares and transfer the same to the Corporation’s treasury.

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VIII
RESTRICTED STOCK UNITS AND PERFORMANCE UNITS

The Committee shall have the authority to grant Restricted Stock Units and/or Performance Units either separately or in combination with other Plan Awards. The terms and conditions of Restricted Stock Units and Performance Units shall be determined from time to time by the Committee, without limitation, except as otherwise provided in the Plan; provided, that in order for a grant of Restricted Stock Units or Performance Units to satisfy the “performance-based compensation” exemption under Code Section 162(m), beginning with the year the deduction limitations under such Code Section first become applicable to grants of Plan Awards under the Plan, the maximum Fair Market Value of shares of Common Stock underlying Restricted Stock Units or Performance Units that may be distributed to any single Executive during any one calendar year is $2,000,000. Furthermore:

(a)          Services Rendered. Each such Plan Award shall be granted for Services rendered; provided, however, that, with regard to Common Stock-based Plan Awards, the value of the Services performed must equal or exceed the par value of such shares of Common Stock to be granted to the Participant.

(b)          Duration of Performance or Restricted Period; Satisfaction of Conditions. The duration of the performance or restricted period and the condition or conditions upon which (i) such restrictions will lapse (and upon which the restricted period will end), (ii) the performance goals will be deemed to have been satisfied and (iii) such Plan Awards will be paid or distributed shall, except as otherwise provided herein, be determined by the Committee at the time each such grant is made and will be set forth under the subject Award Agreement. More than one grant may be outstanding at any one time, and performance or restricted periods may be of different lengths.

(c)          Restricted Stock Units. The Committee may grant one or more Restricted Stock Units to a Participant. Such Restricted Stock Units shall vest pursuant to the vesting schedule set forth in the related Award Agreement and the shares of Common Stock underlying vested Restricted Stock Units will be distributed to the Participant on the date(s), or upon the event(s), set forth in the related Award Agreement in the amount of one share of Common Stock for each vested Restricted Stock Unit. At the time of distribution, a stock certificate for such number of shares of Common Stock shall be delivered to the Participant free of all restrictions (except any restrictions that may be imposed (i) under the Award Agreement, (ii) by law, or (iii) by any applicable agreement).

(d)          Performance Units. For purposes of this Article VIII, Performance Units shall be substantially identical to shares of Restricted Stock Units except that the vesting of such Performance Units will be based solely upon the attainment of one or more performance targets, as further described below.

(e)          Performance Goal(s). In order to satisfy the requirements of Section 162(m) of the Code (to the extent such requirements are applicable), the performance goal(s) to be used for purposes of grants to Executives (the attainment of the performance target(s) referenced in Section VIII(f) related to such performance goal(s) determining the number of Performance Units or Restricted Stock Units that become vested under the Plan) shall be as set forth in Appendix “A” hereto, unless and until the Committee proposes for stockholder vote a change in such general performance measures.

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(f)          Performance Targets. At the time of each grant, the Committee shall establish (subject to the provisions of Section VIII(e) hereof) specific performance targets (to be satisfied during the performance period) and/or periods of service to which the vesting of Performance Units and Restricted Stock Units shall be conditioned. The Committee may also establish a relationship between performance targets and the number of Performance Units and Restricted Stock Units which shall be earned. Furthermore, the Committee also may establish a relationship between performance results other than the targets and the number of Restricted Stock Units and the number or value of Performance Units which shall be earned. The Committee shall determine the measures of performance to be used in determining the extent to which restrictions on Restricted Stock Units or Performance Units shall lapse. Performance measures and targets may vary among grants, but once established for a grant may not be modified with respect to that grant except to the extent required by application of Article X and provided that the Committee may, in its sole discretion, make such adjustments as it may deem necessary or advisable in the event of material changes in the criteria used for establishing performance targets which would result in the dilution or enlargement of a Participant’s award outside the goals intended by the Committee at the time of the grant of the Plan Award. The performance targets must be established in writing (i) at the time of the grant of the Plan Award or (ii) no later than the earlier of (x) 90 days after the beginning of the performance period to which they relate or (y) before the lapse of 25% of the performance period to which they relate. Whether or not the performance targets are attained must be uncertain at the time that they are established and whether or not the performance targets are achieved must be able to be determined by an unrelated third party with knowledge of the relevant facts.

(g)          Dividend or Interest Equivalents for Restricted Stock Units and Performance Units. The Committee may provide that amounts equivalent to dividends, distributions or interest shall be payable with respect to Restricted Stock Units or Performance Units held in the Participant’s performance account. Such amounts shall be credited to the performance account, and shall be payable to the Participant in cash or in Common Stock, as set forth under the terms of the subject Plan Award, at such time as the Restricted Stock Units or Performance Units are earned. The Committee further may provide that amounts equivalent to interest, dividends or distributions held in the performance accounts shall be credited to such accounts on a periodic or other basis.

(h)          Termination of Service. If the Participant (i) voluntarily causes himself to incur a Termination of Service for Good Reason or with the written consent of the Committee, (ii) dies or becomes Disabled or (iii) suffers an involuntary Termination of Service with the Corporation or with any Affiliate for reasons other than Cause, the Plan Award earned (or which becomes vested and nonforfeitable) under this Section with respect to any outstanding Restricted Stock Units, Performance Units or interest, dividend or distributions equivalents shall be determined in any agreement executed by such Participant hereunder. For purposes of the immediately preceding sentence, any Participant who is both an Employee (or a Consultant) and a member of the Board will be considered to have incurred a Termination of Service only upon his Termination of Service both as an Employee (or as a Consultant) and as a member of the Board. Except as otherwise may be provided in, and only with respect to, a particular Plan Award, if the Participant incurs a Termination of Service for Cause, all Plan Awards granted under this Section VIII and subject to restrictions shall be immediately forfeited.

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IX
CASH INCENTIVES

The Committee shall have the authority to grant Cash Incentives either separately or in combination with other Plan Awards. The terms and conditions of Cash Incentives shall be determined from time to time by the Committee, without limitation, except as otherwise provided in the Plan, provided, that in order for a grant of Cash Incentives to satisfy the “performance-based compensation” exemption under Code Section 162(m), beginning with the year the deduction limitations under such Code Section first become applicable to grants of Plan Awards under the Plan, the maximum dollar amount of Cash Incentives that may be paid to any single Executive during any one calendar year is $2,000,000. Furthermore:

(a)          Services Rendered. Each such Plan Award shall be granted for Services rendered.

(b)          Duration of Performance or Restricted Period; Satisfaction of Conditions. The duration of the performance or restricted period and the condition or conditions upon which (i) such restrictions will lapse (and upon which the restricted period will end), upon which (ii) the performance goals will be deemed to have been satisfied and (iii) such Plan Awards will be paid or distributed shall, except as otherwise provided herein, be determined by the Committee at the time each such grant is made and will be set forth under the subject Award Agreement. More than one grant may be outstanding at any one time, and performance or restricted periods may be of different lengths.

(c)          Cash Incentives. The Committee may grant Cash Incentive awards to one or more Participants, which provide that the recipients will receive cash payments (of either a fixed dollar amount or an amount determined by formula) at a specified time in the future based upon the attainment of certain vesting requirements one or more annual or multi-year performance goals, as further described below. Except as may be provided in an Award Agreement with respect to a particular Participant, any Cash Incentives earned during a performance period shall be paid in cash within 2½ months after the end of the performance period to which such Plan Award relates.

(d)          Performance Goal(s). In order to satisfy the requirements of Section 162(m) of the Code (to the extent such requirements are applicable), the performance goal(s) to be used for purposes of grants to Executives (the attainment of the performance target(s) referenced in Section IX(e) related to such performance goal(s) determining the amount of Cash Incentives) shall be as set forth in Appendix “A” hereto, unless and until the Committee proposes for stockholder vote a change in such general performance measures.

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(e)          Performance Targets. At the time of each grant, the Committee shall establish (subject to the provisions of Section IX(d) hereof) specific performance targets (to be satisfied during the performance period) and/or periods of service to which the vesting of Cash Incentives shall be conditioned. The Committee may also establish a relationship between performance targets and the amount of Cash Incentives which shall be earned. Furthermore, the Committee also may establish a relationship between performance results other than the targets and the amount of Cash Incentives which shall be earned. The Committee shall determine the measures of performance to be used in determining the extent to which Cash Incentives are earned. Performance measures and targets may vary among grants, but once established for a grant may not be modified with respect to that grant except to the extent required by application of Article X and provided that the Committee may, in its sole discretion, make such adjustments as it may deem necessary or advisable in the event of material changes in the criteria used for establishing performance targets which would result in the dilution or enlargement of a Participant’s award outside the goals intended by the Committee at the time of the grant of the Plan Award. The performance targets must be established in writing (i) at the time of the grant of the Plan Award or (ii) no later than the earlier of (x) 90 days after the beginning of the performance period to which they relate or (y) before the lapse of 25% of the performance period to which they related. Whether or not the performance targets are attained must be uncertain at the time that they are established and whether or not the performance targets are achieved must be able to be determined by an unrelated third party with knowledge of the relevant facts.

(f)          Termination of Service. If the Participant (i) voluntarily causes himself to incur a Termination of Service for Good Reason or with the written consent of the Committee, (ii) dies or becomes Disabled or (iii) suffers an involuntary Termination of Service with the Corporation or with any Affiliate for reasons other than Cause, the Plan Award earned (or which becomes vested and nonforfeitable) under this Section with respect to any outstanding Cash Incentives shall be determined in any agreement executed by such Participant hereunder. For purposes of the immediately preceding sentence, any Participant who is both an Employee (or a Consultant) and a member of the Board will be considered to have incurred a Termination of Service only upon his Termination of Service both as an Employee (or as a Consultant) and as a member of the Board. Except as otherwise may be provided in, and only with respect to, a particular Plan Award, if the Participant incurs a Termination of Service for Cause, all Plan Awards granted under this Section VII and subject to restrictions shall be immediately forfeited.

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X
ADJUSTMENT OF SHARES; MERGER OR
CONSOLIDATION, ETC. OF THE CORPORATION

(a)          Recapitalization, Etc. In the event there is any change in the number of the outstanding shares of Common Stock of the Corporation by reason of any reorganization, recapitalization, reincorporation, stock split, stock dividend, combination of shares or otherwise, or in the case of the payment of an extraordinary dividend as defined in Section 1059(c) of the Code, there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject, or which may become subject, to any Option, Stock Appreciation Right, grant of Restricted Stock, Restricted Stock Unit, Performance Share or Performance Unit award, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be, and the per share price thereof also shall be appropriately adjusted. Notwithstanding the foregoing, (i) each such adjustment shall comply with the requirements of Treas. Reg. Section 1.409A-1(b)(5)(v), (ii) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code and (iii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be other than an incentive stock option for purposes of Section 422 of the Code.

(b)          Merger, Consolidation, Change in Control of the Corporation or Sale of Assets.

Upon:

(i)          the merger or consolidation of the Corporation with or into another corporation (pursuant to which the stockholders of the Corporation immediately prior to such merger or consolidation will not, as of the date of such merger or consolidation, own a beneficial interest in shares of voting securities of the corporation surviving such merger or consolidation having at least a majority of the combined voting power of such corporation’s then outstanding securities), if the agreement of merger or consolidation does not provide for:

(1)         the continuance of the Options, Stock Appreciation Rights, Restricted Stock Units, Performance Units, shares of Restricted Stock, Performance Shares and/or Cash Incentives granted hereunder; or

(2)         the substitution of new cash incentives, options, stock appreciation rights, restricted stock units, performance units, shares of restricted stock and/or performance shares for Cash Incentives, Options, Stock Appreciation Rights, Restricted Stock Units, Performance Units, shares of Restricted Stock or Performance Shares granted hereunder, or for the assumption of the same by the surviving corporation;

(ii)         the dissolution, liquidation, or sale of all or substantially all the assets of the Corporation to a person who is (A) not an “Affiliate” or “Associate” (as defined under Section 12b-2 of the General Rules and Regulations promulgated under the Exchange Act) of the Corporation or to (B) a direct or indirect owner of a majority of the voting power of the Corporation’s then outstanding voting securities (such sale of assets being referred to as an “Asset Sale”), or

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(iii)        the Change in Control of the Corporation, if after such Change in Control of the Corporation this Plan (or another plan of the Corporation or of a successor to the Corporation) does not provide for (1) the continuance of the Cash Incentives, Options, Stock Appreciation Rights, Restricted Stock Units, Performance Units, shares of Restricted Stock and/or Performance Shares granted hereunder or (2) the substitution of new cash incentives, options, stock appreciation rights, restricted stock units, shares of restricted stock, performance units or performance shares for Cash Incentives, Options, Stock Appreciation Rights, Restricted Stock Units, shares of Restricted Stock, Performance Shares or Performance Units granted hereunder, or for the assumption of the same by the surviving corporation,

Then, (A) with respect to such Options and Stock Appreciation Rights, the holder of any such Option or Stock Appreciation Right theretofore granted and still outstanding (and not otherwise expired) shall have the right immediately prior to the effective date of such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation to exercise such Option(s) or Stock Appreciation Right(s) in whole or in part without regard to any installment provision that may have been made part of the terms and conditions of such Option(s) or Stock Appreciation Right(s), (B) all restrictions regarding transferability and forfeiture on shares of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units shall be removed immediately prior to the effective date of such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation (and the shares of Common Stock underlying any such Restricted Stock Units and Performance Units shall be immediately distributed to the applicable Participants) and (C) the outstanding amount of Cash Incentives, to the extent vested and earned, shall immediately be paid to the Participant; provided that all conditions precedent to (x) the exercise of such Option(s) or Stock Appreciation Right(s), (y) the transferability of such shares of Restricted Stock or Performance Shares and the vesting of Restricted Stock Units and Performance Units and (z) the payment of such Cash Incentives, other than the passage of time, have occurred.

The Corporation, to the extent practicable, shall give advance notice to affected Optionees and holders of Stock Appreciation Rights of any such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation. Unless otherwise provided in the subject Award Agreement or merger, consolidation or Asset Sale agreement, all such Options and Stock Appreciation Rights which are not so exercised shall be forfeited as of the effective time of such merger, consolidation, dissolution, liquidation or Asset Sale (but not in the case of a Change in Control of the Corporation). In the event the Corporation becomes a subsidiary of another corporation (the “New Parent Corporation”) with respect to which the stockholders of the Corporation (as determined immediately before such transaction) own, immediately after such transaction, a beneficial interest in shares of voting securities of the New Parent Corporation having at least a majority of the combined voting power of such New Parent Corporation’s then outstanding securities, there shall be substituted for Cash Incentives, Options, Stock Appreciation Rights, Restricted Stock Units, shares of Restricted Stock, Performance Shares and Performance Units granted hereunder, (i) cash incentives and (ii) options to purchase, stock appreciation rights issued with respect to, restricted stock units (and performance units) related to shares of the New Parent Corporation and restricted shares of common stock (and performance shares) of the New Parent Corporation. The substitution described in the immediately preceding sentence shall be effected in a manner such that any option granted by the New Parent Corporation (i) shall comply with Treas. Reg. Section 1.409A-1(b)(5)(v) and (ii) which is intended to replace an Incentive Stock Option granted hereunder shall satisfy the requirements of Section 422 of the Code.

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(c)          Effect of Merger or Consolidation on Performance-Based Plan Awards, Etc. Notwithstanding the above, as of the effective date of any merger, consolidation, dissolution, liquidation or Asset Sale described in subsection (b), above, no Participant shall earn any additional performance-based Plan Award or dividend or interest equivalent under the Plan. Furthermore, if the value of any such Plan Award cannot be determined as of such date because such Plan Award is conditioned upon the future financial performance of the Corporation, such Plan Award (including any applicable dividend or interest equivalents) shall, unless otherwise provided in the subject Award Agreement, be prorated based upon the assumption that such performance criteria have been satisfied at the target level. Except as provided in Section X(b), any Plan Award payable after the date of the merger, consolidation, dissolution, liquidation or Asset Sale shall be paid in cash (unless the appropriate merger, consolidation or Asset Sale agreement provides otherwise) as of the date such Plan Award originally was to have been paid, or as of such earlier date as may be determined by the Corporation or its successor but subject to the provisions of Section 409A of the Code and the regulations promulgated thereunder.

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XI
MISCELLANEOUS PROVISIONS

(a)          Administrative Procedures. The Committee may establish any procedures determined by it to be appropriate in discharging its responsibilities under the Plan. All actions and decisions of the Committee shall be final.

(b)          Assignment or Transfer. Except as provided in Article XII, no grant or award of any Plan Award or any rights or interests therein shall be assignable or transferable by a Participant except by will or the laws of descent and distribution or pursuant to a DRO. During the lifetime of a Participant, Incentive Stock Options granted hereunder shall be exercisable only by the Participant.

(c)          Investment Representation. In the case of Plan Awards paid in shares of Common Stock or other securities, or, with respect to shares of Common Stock received pursuant to the exercise of an Option or a Stock Appreciation Right, or upon the payment upon any Plan Award, the Committee may require, as a condition of receiving such securities, that the Participant furnish to the Corporation such written representations and information as the Committee deems appropriate to permit the Corporation, in light of the existence or nonexistence of an effective registration statement under the Securities Act, to deliver such securities in compliance with the provisions of the Securities Act.

(d)          Withholding Taxes. The Corporation (or the appropriate Affiliate) shall have the right to deduct and withhold from all payments hereunder the minimum statutory required federal, state, local or foreign taxes due to be withheld with respect to such payments. In the case of the issuance or distribution of Common Stock or other securities hereunder, either directly or upon the exercise of or payment upon any Plan Award, the Corporation, as a condition of such issuance or distribution, may require the payment (through withholding from the Participant’s salary, reduction of the number of shares of Common Stock or other securities to be issued, or otherwise) of any such taxes. Each Participant may satisfy the withholding obligations by paying to the Corporation (or the appropriate Affiliate) a cash amount equal to the amount required to be withheld or, subject to the Committee’s consent thereto, by tendering to the Corporation (or to the appropriate Affiliate) a number of shares of Common Stock having a Fair Market Value equivalent to such cash amount, or by use of the following procedure if approved in writing by the Committee: A procedure whereby a number of shares of Common Stock or other securities may be withheld from the total number of shares of Common Stock or other securities to be issued upon exercise, vesting or payment upon an Option, Stock Appreciation Right or other grant of Plan Awards, as applicable. The Committee may, in its sole discretion, require that if any such withholding is effected by the tendering of Common Stock, such withholding shall be consummated with Common Stock (i) held by the Optionee for at least six months or (ii) acquired by the Optionee other than under the Plan or a similar program.

(e)          Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Corporation and shall not be charged against any award nor to any person receiving a Plan Award.

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(f)          Funding of Plan. The Plan shall be unfunded. The Corporation (and the appropriate Affiliates) shall not be required to segregate any of their assets to assure the payment of any Plan Award under the Plan. Neither the Participants nor any other persons shall have any interest in any fund or in any specific asset or assets of the Corporation or any other entity by reason of any Plan Award, except to the extent expressly provided hereunder. The interests of each Participant and former Participant hereunder are unsecured and shall be subject to the general creditors of the Corporation and of the Affiliates.

(g)          Other Incentive Plans. The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for Employees or other service providers or any other person granted or eligible to be granted a Plan Award under the Plan.

(h)          Severability. In case any provision of the Plan shall be held illegal or void, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein.

(i)          Payments Due Missing Persons. The Corporation shall make a reasonable effort to locate all persons entitled to benefits under the Plan other than Options and Stock Appreciation Rights (the “Benefits”); however, notwithstanding any provisions of the Plan to the contrary, if, after a period of one (1) year from the date such Benefits shall be due, any such persons entitled to Benefits have not been located, their rights under the Plan with respect to such Benefits shall stand suspended. Before this provision becomes operative, the Corporation shall send a certified letter to all such persons at their last known addresses advising them that their rights under the Plan shall be suspended. Subject to all applicable state laws, any such suspended Benefits shall be held by the Corporation for a period of one (1) additional year and thereafter such Benefits shall be forfeited and thereafter remain the property of the Corporation.

(j)          Liability and Indemnification.

(i)          Neither the Corporation nor any Affiliate shall be responsible in any way for any action or omission of the Committee or any other fiduciaries in the performance of their duties and obligations as set forth in the Plan. Furthermore, neither the Corporation nor any Affiliate shall be responsible for any act or omission of any of their agents, or with respect to reliance upon advice of their counsel, provided that the Corporation and/or the appropriate Affiliate relied in good faith upon the action of such agent or the advice of such counsel.

(ii)         Neither the Corporation, any Affiliate, the Committee, nor any agents, employees, officers, directors or shareholders of any of them, nor any other person shall have any liability or responsibility with respect to the Plan, except as expressly provided herein.

(k)          Incapacity. If the Committee shall receive evidence satisfactory to it that a person entitled to receive payment of, or exercise, any Plan Award is, at the time when such benefit becomes payable or exercisable, a minor, or is physically or mentally incompetent to receive or exercise such Plan Award and to give a valid release thereof, and that another person or an institution is then maintaining or has custody of such person and that no guardian, committee or other representative of the estate of such person shall have been duly appointed, the Committee may make payment of such Plan Award otherwise payable to such person to (or permit such Plan Award to be exercised by) such other person or institution, including a custodian under a Uniform Gifts to Minors Act or corresponding legislation (who shall be an adult, a guardian of the minor or a trust company), and the release by such other person or institution shall be a valid and complete discharge for the payment or exercise of such Plan Award.

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(l)          Cooperation of Parties. The Corporation, each Participant and any person claiming any interest hereunder agree to perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out the Plan or any of its provisions.

(m)          Governing Law. All questions pertaining to the validity, construction and administration of the Plan shall be determined in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law. Subject to the provisions of Article XVII hereof, in the event that any person is compelled to bring a claim related to this Plan, to interpret or enforce the provisions of the Plan, to recover damages as a result of a breach of the terms of this Plan, or from any other cause (a “Claim”), such Claim must be processed in the manner set forth below:

(i)          THE SOLE AND EXCLUSIVE METHOD TO RESOLVE ANY CLAIM IS ARBITRATION, AND THE CORPORATION AND EACH PARTICIPANT (INCLUDING FORMER PARTICIPANTS, BENEFICIARIES OF PARTICIPANTS OR FORMER PARTICIPANTS OR PERSONS ACTING FOR OR ON BEHALF THEREOF WAIVES THE RIGHT TO A JURY TRIAL OR COURT TRIAL. No Participant shall initiate or prosecute any lawsuit in any way related to any Claim covered by the terms of this Plan.

(ii)         Any arbitration shall be binding and conducted before a single arbitrator in accordance with the then-current JAMS Arbitration Rules and Procedures for Employment Disputes or the appropriate governing body, as modified by the terms and conditions of this paragraph. Venue for any arbitration pursuant to this Plan will lie in the locality of the principal executive offices of the Corporation. The arbitrator will be selected by mutual agreement of the parties to such arbitration or, if the parties cannot agree, then by striking from a list of arbitrators supplied by JAMS or the appropriate governing body. The parties to the arbitration shall each pay an equal amount of the arbitrator’s fees and arbitration costs (recognizing that each party to the arbitration bears the cost of its own deposition(s), witness, expert and attorneys’ fees and other expenses as and to the same extent as if the matter were being heard in a court of law). Upon the conclusion of the arbitration hearing, the arbitrator shall issue a written opinion revealing, however briefly, the essential findings and conclusions upon which the arbitrator’s award is based. The award of the arbitrator shall be final and binding. Judgment upon any award may be entered in any court having jurisdiction thereof.

(n)          Non-guarantee of Employment or Consulting Relationship. Nothing contained in the Plan shall be construed as a contract of employment (or as a consulting contract) between the Corporation (or any Affiliate), and any Employee or Participant, as a right of any Employee or Participant to be continued in the employ of (or in a Consulting Relationship with) the Corporation (or any Affiliate), or as a limitation on the right of the Corporation or any Affiliate to discharge any of its Employees (or Consultants), at any time, with or without cause (but subject to the terms of any applicable employment or consulting agreement).

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(o)          Notices. Each notice relating to the Plan shall be in writing and delivered in person, by recognized overnight courier or by certified or express mail to the proper address. Except as otherwise provided in any Award Agreement, or as the Committee or Corporation shall, in writing, notify applicable Participants, former Participants, beneficiaries or other persons acting for or on behalf of such persons, all notices to the Corporation or the Committee shall be addressed to it at 800 Standard Parkway, Auburn Hills, Michigan 48326 Attn: Chief Financial Officer. All notices to Participants, former Participants, beneficiaries or other persons acting for or on behalf of such persons shall be addressed to such person at the last address for such person maintained in the Committee’s records.

(p)          Written Agreements. Each Plan Award shall be evidenced by a signed written agreement between the Corporation and the Participant containing the terms and conditions of the award.

(q)          Section 409A of the Code.

(i)          This Plan and the related Award Agreements (collectively, for purposes of this Section XI(q), the “Plan”) are intended to comply with the requirements of Section 409A of the Code (“Section 409A”). Payments of Non-Qualified Deferred Compensation (as such term is defined under Section 409A and the regulations promulgated thereunder) may only be made under this Plan to a Participant subject to the provisions of Section 409A upon an event and in a manner permitted by Section 409A. Any amounts payable solely on account of an involuntary separation from service of the Participant within the meaning of Section 409A shall be excludible from the requirements of Section 409A, either as involuntary separation pay (exempt from the provisions of Section 409A under Treas. Reg. Section 1.409A-1(b)(9)) or as short-term deferral amounts (as described in Treas. Reg. Section 1.409A-1(b)(4)), to the maximum possible extent. For purposes of Section 409A, the right to a series of installment payments under this Plan shall be treated as a right to a series of separate payments.

(ii)         To the extent required by Section 409A, and notwithstanding any other provision of this Plan to the contrary, no payment of Non-Qualified Deferred Compensation will be provided to, or with respect to, a Participant on account of his separation from service until the first to occur of (i) the date of the Participant’s death or (ii) the date which is one day after the six (6) month anniversary of his separation from service, but in either case only if he is a “specified employee” (as defined under Section 409A(a)(2)(B)(i) of the Code and the regulations promulgated thereunder) in the year of his separation from service. Any payment that is delayed pursuant to the provisions of the immediately preceding sentence shall instead be paid in a lump sum promptly following the first to occur of the two dates specified in such immediately preceding sentence.

(iii)        Any payment of Non-Qualified Deferred Compensation made pursuant to a voluntary or involuntary Termination of Service shall be withheld until the Participant (who is subject to the provisions of Section 409A) incurs both (i) a Termination of Service and (ii) a “separation from service” with the Corporation and all of the Affiliates, as such term is defined in Treas. Reg. Section 1.409A-1(h).

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(iv)        If a Participant subject to the provisions of Section 409A is permitted to elect to defer a Plan Award or any payment under a Plan Award, such election shall be made in accordance with the requirements of Code Section 409A. Each initial deferral election (an “Initial Deferral Election”) must be received by the Committee prior to the following dates or will have no effect whatsoever:

(a)          Except as otherwise provided below or in Treas. Reg. Section 1.409A-2, the December 31 immediately preceding the year in which the compensation is earned;

(b)          With respect to the first year of participation in the Plan, within 30 days of the beginning of such year;

(c)          With respect to any annual or long-term incentive pay which qualifies as “performance-based compensation” within the meaning of Code Section 409A, by the date six (6) months prior to the end of the performance measurement period applicable to such incentive pay provided such additional requirements set forth in Code Section 409A are met;

(d)          With respect to “fiscal year compensation” as defined under Code Section 409A, by the last day of the Corporation's fiscal year immediately preceding the year in which the fiscal year compensation is earned; or

(e)          With respect to mid-year Plan Awards or other legally binding rights to a payment of compensation in a subsequent year that is subject to a forfeiture condition requiring the Participant’s continued service for a period of at least twelve (12) months, on or before the thirtieth (30th) day following the grant of such Plan Award, provided that the election is made at least twelve (12) months in advance of the earliest date at which the forfeiture condition could lapse.

The Committee may, in its sole discretion, permit such Participants to submit additional deferral elections in order to delay, but not to accelerate, a payment, or to change the form of payment of an amount of deferred compensation (a “Subsequent Deferral Election”), if, and only if, the following conditions are satisfied: (i) the Subsequent Deferral Election must not take effect until 12 months after the date on which it is made, (ii) in the case of a payment other than a payment attributable to the Participant's death, disability or an unforeseeable emergency (all within the meaning of Section 409A of the Code) the Subsequent Deferral Election further defers the payment for a period of not less than five years from the date such payment would otherwise have been made and (iii) the Subsequent Deferral Election is received by the Committee at least 12 months prior to the date the payment would otherwise have been made. In addition, such Participants may be further permitted to revise the form of payment they have elected, or the number of installments elected, provided that such revisions comply with the requirements of a Subsequent Deferral Election.

(v)         To the extent the Plan provides that Non-Qualified Deferred Compensation can be paid, at the discretion of the Committee, during a certain period (e.g., 60 days) following a permissible payment event or trigger, and if the payment period spans two taxable years of a Participant, then such Non-Qualified Deferred Compensation shall be paid during the second of such taxable years

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(vi)        The preceding provisions of this Section XI(q) shall not be construed as a guarantee by the Corporation or by any Affiliate of any particular tax effect to the Participants under this Plan. The Corporation and its Affiliates shall not be liable to the Participants for any additional tax, penalty or interest imposed under Section 409A nor for reporting in good faith any payment made under this Plan as an amount includible in gross income under Section 409A.

(r)          Listing, Registration, Etc. All shares of Common Stock issued pursuant to the terms of this Plan will be subject to the requirement that if at any time the Board determines, in its sole discretion, that it is necessary or desirable to list, register or qualify upon any national securities exchange or under any state or federal securities or other law or regulation, such shares of Common Stock, or that it is necessary or desirable to obtain the consent or approval of any governmental regulatory body, as a condition to or in connection with the issuance hereunder of Common Stock, the Common Stock may not be issued unless or until the listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board. The recipient of any shares of Common Stock must supply the Corporation with any certificates, representations and information as the Corporation reasonably requests, and must otherwise cooperate with the Corporation in obtaining or effecting any listing, registration, qualification, consent or approval the Board deems necessary or desirable. If the Corporation, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any shares of Common Stock vest, the Board may, in its sole discretion and without the holders’ consent, reduce that period on not less than 10 days’ written notice to the holders affected. Nothing contained herein will obligate the Corporation to list, register or qualify any shares of Common Stock or other securities upon any national securities exchange or otherwise or under any federal or state securities laws.

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(s)          Golden Parachute Restrictions. Notwithstanding any other provisions of this Plan to the contrary, if the receipt of any payments or benefits under this Plan would subject a Participant to tax under Code Section 4999, the Committee may determine whether some amount of payments or benefits would meet the definition of a “Reduced Amount.” If the Committee determines that there is a Reduced Amount, the total payments or benefits to the Participant under all Plan Awards must be reduced to such Reduced Amount, but not below zero. It is the intention of the Corporation and any such Participant to reduce the payments under this Plan only if the aggregate “Net After Tax Receipts” to such Participant would thereby be increased. If the Committee determines that the benefits and payments must be reduced to the Reduced Amount, the Corporation must promptly notify such Participant of that determination, with a copy of the detailed calculations by the Committee. All determinations of the Committee under this Section XI(s) shall be final, conclusive and binding upon the Corporation and any such Participant. As result of the uncertainty in the application of Code Section 4999 at the time of the initial determination by the Committee under this XI(s), however, it is possible that amounts will have been paid under the Plan to or for the benefit of a Participant which should not have been so paid (“Overpayment”) or that additional amounts which will not have been paid under the Plan to or for the benefit of a Participant could have been so paid (“Underpayment”), in each case consistent with the calculation of the Reduced Amount. If the Committee, based either upon the assertion of a deficiency by the Internal Revenue Service against the Corporation or a Participant, which the Committee believes has a high probability of success, or controlling precedent or other substantial authority, determines that an Overpayment has been made, any such Overpayment must be treated for all purposes as a loan, to the extent permitted by Applicable Law, which such Participant must repay to the Corporation together with interest at the applicable federal rate under Code Section 7872(f)(2); provided, however, that no such loan may be deemed to have been made and no amount shall be payable by a Participant to the Corporation if and to the extent such deemed loan and payment would not either reduce the amount on which the Participant is subject to tax under Code Sections 1, 3101 or 4999 or generate a refund of such taxes. If the Committee, based upon controlling precedent or other substantial authority, determines that an Underpayment has occurred, the Committee must promptly notify the Corporation of the amount of the Underpayment, which then shall be paid promptly to the Participant but no later than the end of the Participant's taxable year next following the Participant’s taxable year in which the determination is made that the Underpayment has occurred. For purposes of this Section XI(s): (i) “Net After Tax Receipts” means the Present Value of a payment under this Plan net of all taxes imposed on Participant with respect thereto under Code Sections 1, 3101 and 4999, determined by applying the highest marginal rate under Code Section 1 which applies to the Participant's taxable income for the applicable taxable year; (ii) “Present Value” means the value determined in accordance with Code Section 280G(d)(4); and (iii) “Reduced Amount” means the smallest aggregate amount of all payments and benefits under this Plan which (x) is less than the sum of all payments and benefits under this Plan and (y) results in aggregate Net After Tax Receipts which are equal to or greater than the Net After Tax Receipts which would result if the aggregate payments and benefits under this Plan were any other amount less than the sum of all payments and benefits to be made under this Plan. If any payment or benefit is reduced under this Section XI(s), such reduction shall be made in the following order: (i) first, any future cash payments (if any) shall be reduced (if necessary, to zero); (ii) second, any current cash payments shall be reduced (if necessary, to zero); (iii) third, all non-cash payments (other than equity or equity derivative related payments) shall be reduced (if necessary, to zero); and (iv) fourth, all equity or equity derivative payments shall be reduced. Any necessary reduction in each subcategory shall first be applied to the latest scheduled payment in such subcategory and shall continue to the extent necessary until the most current payment is reduced or eliminated.

(t)          Clawback of Payments.

(i)          Compliance with Law. Notwithstanding any provision of this Plan to the contrary, each Participant’s benefits awarded or paid hereunder (including, but not limited to, payments of cash, equity underlying grants, and equity released from restrictions) may be subject to recoupment by the Corporation to the extent required (i) under the applicable requirements of Section 304 of the Sarbanes-Oxley Act of 2002 and/or Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (each as in effect from time to time, any applicable rules and regulations with respect thereto that are promulgated thereunder by the Securities and Exchange Commission and the exchange(s) and/or other trading facility(ies) on which any class of securities of the Corporation is traded) or (ii) by any other policy or rule adopted by the Board or the Corporation’s stockholders pursuant to a duly authorized vote. To the extent these recoupment rules apply to any Participant, but without in any way limiting the generality of the foregoing, the Participant’s Plan Awards shall be subject to recoupment under the Corporation’s clawback policy, as in effect from time to time (the “Clawback Policy”), to the extent provided therein. The Corporation intends, but the Corporation does not and cannot guarantee, that to the extent any payment under this Plan qualifies as non-qualified deferred compensation (as defined under Section 409A of the Code and the regulations promulgated thereunder) any recoupment required under this Section XI(t) shall either be exempt from Section 409A of the Code or comply with the applicable requirements of Section 409A of the Code regarding the prohibited acceleration of payments of deferred compensation.

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(ii)         Termination of Service for Cause.

(a)          In the event of a Participant’s Termination of Service for Cause (or a voluntary Termination after the occurrence of an event that would be grounds for a Termination for Cause), the Company may at any time during the period commencing on the date of such Termination of Service and ending on the six (6)-month anniversary of such Termination repurchase from the Participant any shares of Common Stock previously acquired by the Participant through the exercise, grant or payment of an Award under the Plan at a repurchase price equal to the lesser of (i) the original purchase price or exercise price, as applicable (as appropriately adjusted to reflect stock splits, stock dividends, combinations of equity and other recapitalizations affecting the capital stock of the Company), if any, and (ii) Fair Market Value as of the date of the delivery of the notice described in Section 11(t)(ii)(b).

(b)          If the Company elects to exercise the rights under Section 11(t)(ii)(a), the Company shall do so by delivering to the Participant a notice of such election, specifying the number of shares to be purchased and the closing date and time of such purchase. Such closing shall take place within thirty (30) days following such notice at the Company’s principal executive offices. At such closing, the Company shall pay the Participant the repurchase price as specified in this Section 11(t)(ii) in cash, by cancellation of indebtedness of the Participant, with a promissory note bearing interest at the prime rate, as published by the Wall Street Journal, or any combination of the foregoing. The Company will be entitled to receive customary representations and warranties from the Participant regarding the Common Stock being repurchased including, but not limited to, the representation that the Participant has good and marketable title to the Common Stock to be repurchased free and clear of all liens, claims and other encumbrances.

(c)          All repurchases shall be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company’s and its Subsidiaries’ debt financing agreements. If any such restrictions prohibit the repurchase of Common Stock for cash, the Company shall have the right to deliver, as payment of the repurchase price, a subordinated note or notes payable in up to five equal annual installments beginning on the first anniversary of the repurchase closing and bearing an annual interest rate compounded annually equal to the applicable federal rate then in effect (provided that such notes shall accelerate and be payable in full once the Company is permitted to repurchase the Common Stock or repay such notes under the debt financing agreements or, if earlier, upon a Change of Control of the Company. Any such notes issued by the Company shall be subject to any restrictive covenants in debt financing agreements to which the Company is subject at the time of the repurchase closing. If any such restrictions prohibit the repurchase of Common Stock for such subordinated notes, then the time periods provided herein for repurchases shall be suspended, and the Company may make such repurchases as soon as it is permitted to do so under such restrictions.

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(u)          Lock-up Agreement. Each recipient of a Plan Award hereunder agrees, in connection with the registration with the Securities and Exchange Commission under the Securities Act of the public sale of the Corporation’s Common Stock, not to sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any securities of the Corporation (other than those included in the registration) without the prior written consent of the Corporation or the underwriters of such public offer and sale, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Corporation or the underwriters, as the case may be, shall specify. Each such recipient agrees that the Corporation may instruct its transfer agent to place stop-transfer notations in its records to enforce this Section XI(u). Each such recipient agrees to execute such form of agreement reflecting the foregoing restrictions and such other restrictions as requested by the underwriters managing such offering.

(v)         Certain Rules of Construction.

(i)          The headings and subheadings set forth in this Plan are inserted for the convenience of reference only and are to be ignored in any construction of the terms set forth herein.

(ii)         Wherever applicable, the neuter, feminine or masculine pronoun as used herein shall also include the masculine or feminine, as the case may be.

(iii)        The words “hereof,” “herein,” “hereunder” and similar words refer to this Plan as a whole and not to any particular provision of this Plan; and any subsection, Section, Schedule, Appendix or Exhibit references are to this Plan unless otherwise specified.

(iv)         The term “including” is not limiting and means “including without limitation.”

(v)           References in this Plan to any statute or statutory provisions include a reference to such statute or statutory provisions as from time to time amended, modified, reenacted, extended, consolidated or replaced (whether before or after the date of this Plan) and to any subordinate legislation made from time to time under such statute or statutory provision.

(vi)         References to this Plan or to any other document include a reference to this Plan or to such other document as varied, amended, modified, novated or supplemented from time to time.

(vii)        References to “writing” or “written” include any non-transient means of representing or copying words legibly, including by facsimile or electronic mail.

(viii)       References to “$” are to United States Dollars.

(ix)          References to “%” are to percent.

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(w)          No Stockholder’s Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Common Stock covered by any Plan Award until the Participant becomes the record owner of such shares of Common Stock. Without limiting the generality of the foregoing, no Participant will have any of the rights of a stockholder with respect to any shares of Common Stock until the shares of Common Stock are issued to the Participant. Subject to the other provisions of this Plan to the contrary, after shares of Common Stock are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such shares of Common Stock, including the right to vote and receive all dividends or other distributions made or paid with respect to such shares of Common Stock; provided, that if such shares of Common Stock are Restricted Stock or Performance Shares, then any new, additional or different securities the Participant may become entitled to receive with respect to such shares of Common Stock by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Corporation will be subject to the same restrictions as the Restricted Stock or Performance Shares; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to shares of Common Stock that are forfeited or repurchased by the Corporation pursuant to this Plan or the Award Agreement.

(x)          Paperless Administration. In the event that the Corporation establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Plan Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Plan Awards by a Participant may be permitted through the use of such an automated system.

(y)          Compliance with Laws. The Plan, the granting and vesting of Plan Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Plan Awards granted or awarded hereunder are subject to compliance with all Applicable Laws (including but not limited to margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all Applicable Laws. To the extent permitted by Applicable Law, the Plan and Plan Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.

(z)          Securities Law and Other Regulator/Compliance. A Plan Award will not be effective unless such Plan Award is in compliance with all applicable federal, state and foreign securities laws, rules and regulations of any governmental body, and the requirements of any national stock exchange or automated quotation system upon which the shares of Common Stock granted under such Plan Award may then be listed or quoted, as they are in effect on the date of grant of the Plan Award, on the date of exercise or other issuance or any other date while the Plan Award is oustanding. Notwithstanding any other provision in this Plan, the Corporation will have no obligation to issue or deliver certificates for shares of Common Stock under this Plan prior to: (i) obtaining any approvals from governmental agencies that the Corporation determines are necessary or advisable; and/or (ii) completion of any registration or other qualification of such shares of Common Stock under any state, federal or foreign law or ruling of any governmental body that the Corporation determines to be necessary or advisable. The Corporation will be under no obligation to register the shares of Common Stock with the Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws, national stock exchange or automated quotation system, and the Corporation will have no liability for any inability or failure to do so. As a condition to the grant of any Plan Award, the Corporation may require each Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Corporation.

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XII
TRANSFERABILITY OF AWARDS

(a)          In General. Except as otherwise provided in Section XII(b):

(i)          No Plan Award may be sold, pledged, encumbered, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Committee, pursuant to a DRO, unless and until such Plan Award has been exercised, or the shares of Common Stock underlying such Plan Award have been issued, and all restrictions, including without limitation risks of forfeiture, applicable to such shares of Common Stock have lapsed;

(ii)         No Plan Award or interest or right therein shall be liable for or may be applied to pay, satisfy or settle the debts, contracts or engagements of a Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary, or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy or insolvency), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by [the preceding sentence];1 and

(iii)        During the lifetime of a Participant, only such Participant may exercise a Plan Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO, and after the death of a Participant any exercisable portion of a Plan Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by Participant's personal representative or by any person empowered to do so under the deceased Participant's will or under the then applicable laws of descent and distribution.

(b)          Permitted Transferees. Notwithstanding Section XII(a) hereof, the Committee may, in its sole discretion, determine to permit a Participant to transfer a Plan Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions: (i) a Plan Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) a Plan Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Plan Award as applicable to the original Participant (other than the ability to further transfer the Plan Award); (iii) any transfer of a Plan Award to a Permitted Transferee shall be without consideration; and (iv) the Participant and the Permitted Transferee shall execute any and all documents requested by the Committee, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer.

1 Section XII(a)(i)?

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(c)          Beneficiaries. Notwithstanding Section XII(a) hereof, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Plan Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If a Participant is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Participant’s spouse or domestic partner, as applicable, as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Plan Award shall not be effective without the prior written or electronic consent, in form and substance satisfactory to the Committee, of such Participant’s spouse or domestic partner. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided that the change or revocation is filed with the Committee prior to the Participant’s death.

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XIII
CONDITIONS TO ISSUANCE OF SHARES OF COMMON STOCK

(a)          Delivery of Certificates. Notwithstanding anything herein to the contrary, the Corporation shall not be required to issue or deliver any certificates or make any book entries evidencing shares of Common Stock pursuant to the exercise of any Plan Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such shares of Common Stock is in compliance with Applicable Law and the shares of Common Stock are covered by an effective registration statement under the Securities Act or applicable exemption under the Securities Act from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Participant make such reasonable covenants, agreements, and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with Applicable Law as a condition to the issuance or exercise of any Plan Award.

(b)          Stop-Transfer Orders. All stock certificates delivered pursuant to the Plan and all shares of Common Stock issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with Applicable Law. The Committee may place legends on any stock certificate or book entry to reference restrictions applicable to the shares of Common Stock.

(c)          Settlement of Plan Award. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Plan Award, including a window-period limitation, as may be imposed in the sole discretion of the Committee.

(d)          Fractional Shares. No fractional shares of Common Stock shall be issued and the Committee shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares of Common Stock or whether such fractional shares of Common Stock shall be eliminated by rounding down to the nearest whole share of Common Stock.

(e)          Book Entry Stock. Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by Applicable Law, the Corporation shall not deliver to any Participant certificates evidencing shares of Common Stock issued in connection with any Plan Award and instead such shares of Common Stock shall be recorded in the books of the Corporation (or, as applicable, its transfer agent or stock plan administrator).

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XIV
AMENDMENT OR TERMINATION OF PLAN

The Board of Directors of the Corporation shall have the right to amend, suspend or terminate the Plan at any time, provided that no amendment shall be made which shall increase the total number of shares of the Common Stock of the Corporation which may be issued and sold pursuant to Incentive Stock Options, reduce the minimum exercise price in the case of an Incentive Stock Option or modify the provisions of the Plan relating to eligibility with respect to Incentive Stock Options unless such amendment is made by or with the approval of the stockholders of the Corporation within 12 months of the effective date of such amendment, but only if such approval is required by Applicable Law. Furthermore, no amendment to the Plan may change (i) the maximum amount of Plan Awards that may be granted or paid on an annual basis or (ii) the exercise price of any options granted hereunder without the prior approval of the Corporation’s stockholders in the manner required under Section 162(m) of the Code; provided, however, that such stockholder consent is required only during such period that the deduction limitations under Code Section 162(m) apply to Plan Awards granted under the Plan. Lastly, any amendment or termination of the Plan shall be subject to all other Applicable Law. The Board of Directors of the Corporation shall also be authorized to amend the Plan and the Options granted thereunder to maintain qualification as Incentive Stock Options, if applicable. Except as otherwise provided herein, no amendment, suspension or termination of the Plan shall alter or impair any vested Plan Award previously granted under the Plan without the consent of the holder thereof.

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XV
STOCKHOLDER APPROVAL

Notwithstanding any provision of this Plan or any Award Agreement to the contrary, but only to the extent necessary to satisfy the performance-based compensation exception to the application of Section 162(m) of the Code or in order to satisfy any other Applicable Law, no Plan Award may be granted (or settled) in the absence of the timely approval of the Plan and/or the Plan Awards by that number of the owners of the Corporation’s outstanding shares of Common Stock required by Applicable Law to approve the Plan and/or such Plan Awards. Such approval must be obtained by a separate vote of the Corporation’s stockholders or by any other method allowed under the Applicable Law. Furthermore, to the extent permitted by Applicable Law, any one or more of the Corporation’s stockholders may delegate to any agent or other person the power to so vote such stockholder’s or stockholders’ shares of Common Stock.

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XVI
TERM OF PLAN

The Plan shall automatically terminate on the day immediately preceding the tenth (10th) anniversary of the date the Plan was adopted by the Board of Directors of the Corporation, unless sooner terminated by such Board of Directors. No Plan Awards may be granted under the Plan subsequent to the termination of the Plan.

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XVII
CLAIMS PROCEDURES

(a)          Denial of Claims. If a Participant is denied any portion of the amounts which he reasonably believes is due to be paid to him under the Plan, and only if this Plan (or the applicable portion thereof), in conjunction with the applicable Plan Award, is deemed to constitute an “employee benefit plan” within the meaning of Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), such Participant must so notify the Committee and the Committee shall advise the Participant in writing of the specific reasons for such denial. The Committee shall also furnish the Participant at that time with a written notice containing:

(i)          A specific reference to the pertinent Plan and/or Plan Award provisions;

(ii)         A description of any additional material or information necessary for the Participant to perfect his or claim, if possible, and an explanation of why such material or information is needed; and

(iii)        An explanation of the Plan’s claim review procedure.

(b)          Right to Reconsideration. Within 180 days of receipt of the information stated in Section XVII(a), above, the Participant shall, if he or she desires further review, file a written request for reconsideration with the Committee.

(c)          Review of Documents. As long as the Participant’s request for review is pending (including the 180 day period in Section XVII(b), above), the Participant or his duly authorized representative may review pertinent Plan documents and may submit issues and comments in writing to the Committee.

(d)          Decision by Committee. A final decision, which shall be binding upon the Participant, shall be made by the Committee within 60 days of the filing by the Participant of his or her request for reconsideration.

(e)          Notice by Committee. The Committee’s decision shall be conveyed to the Participant in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the Participant, with specific references to the pertinent Plan provisions on which the decision is based.

(f)          Arbitration. No Participant may avail himself or herself of the arbitration provisions of Section XI(m), hereof, unless he or she complies with the foregoing provisions of this Article XVII.

(g)          Plan Administrator. For purposes of application of this Article XVII, the Committee shall serve as the plan administrator of the Plan, as required by, and defined under, ERISA.

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APPENDIX A

Performance conditions or goals may be stated with respect to (a) net sales; (b) revenue; (c) revenue growth or product revenue growth; (d) operating income (before or after taxes); (e) pre-or after-tax income (before or after allocation of corporate overhead and bonus); (f) net earnings; (g) earnings per share; (h) net income (before or after taxes); (i) return on equity; (j) total shareholder return; (k) return on assets or net assets; (l) appreciation in and/or maintenance of the price of the shares of Common Stock (or any other publicly-traded securities of the Corporation); (m) market share; (n) gross profits; (o) earnings (including earnings before taxes, before interest and taxes or before interest, taxes, depreciation and amortization and non-cash, extraordinary or non-recurring charges or items); (p) economic value-added models or equivalent metrics; (q) comparisons with various stock market indices; (r) reductions in cost; (s) cash flow or cash flow per share (before or after dividends); (t) return on capital (including return on total capital or return on invested capital); (u) cash flow return on investments; (v) improvement in or attainment of expense levels or working capital levels; (w) operating margin, gross margin or cash margin; (x) year-end cash; (y) debt reduction; (z) shareholder equity; (aa) market shares; (bb) regulatory achievements; and (cc) implementation, completion or attainment of measurable objectives with respect to products or projects and recruiting and maintaining personnel. The business criteria above, may be related to a specific customer or group of customers or products or geographic region. The form of the performance conditions may be measured on a corporate, affiliate, product, division, business unit, service line, segment or geographic basis, individually, alternatively or in any combination, subset or component thereof. Performance goals may include one or more of the foregoing business criteria, either individually, alternatively or any combination, subset or component thereof. Performance goals may reflect absolute performance or a relative comparison of the performance to the performance of a peer group or index or other external measure of the selected business criteria. Profits, earnings and revenues used for any performance condition measurement may exclude any extraordinary or non-recurring items. The performance conditions may, but need not, be based upon an increase or positive result under the aforementioned business criteria and could include, for example and not by way of limitation, maintaining the status quo or limiting the economic losses (measured, in each case, by reference to the specific business criteria). The performance conditions may not include solely the mere continued employment of the Participant. However, the Plan Award may become exercisable, nonforfeitable and transferable or earned and payable contingent on the Participant’s continued employment or service, and/or employment or service at the time the Plan Award becomes exercisable, nonforfeitable and transferable or earned and payable, in addition to the performance conditions described above. The Committee shall have the sole discretion to select one or more periods of time over which the attainment of one or more of the foregoing performance conditions will be measured for the purpose of determining a Participant’s right to, and the settlement of, a Plan Award that will become exercisable, nonforfeitable and transferable or earned and payable based on performance conditions, except that the performance period shall not be less than one year, except in the case of newly-hired or newly-promoted employees and, to the extent permitted by the Committee or set forth in the Award Agreement, in the event of the Participant’s death, Disability, retirement, involuntary Termination of Service or Termination of Service for Good Reason during the performance period.

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